UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 28, 2017

DERMIRA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36668	27-3267680
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

275 Middlefield Road, Suite 150
Menlo Park, California	94025
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 421-7200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On February 28, 2017, Dermira, Inc. (“Dermira”) issued a press release announcing its financial results for the quarter and year ended December 31, 2016. The press release is being furnished as Exhibit 99.1.

The information furnished in this Current Report under the Item 2.02 and Exhibit 99.1 attached hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 8.01	Other Events.

Olumacostat Glasaretil (formerly DRM01)

The tables below indicate the absolute and percentage change in inflammatory acne lesion count, absolute and percentage change in non-inflammatory acne lesion count and the Investigator’s Global Assessment (“IGA”) response rate (≥2-point improvement) at weeks 4, 8 and 12 for patients who participated in Dermira’s olumacostat glasaretil (“OG”) Phase 2b clinical trials, which were designed to evaluate the safety and efficacy of OG in adult patients with moderate-to-severe facial acne vulgaris.

Absolute and Percent Change in Inflammatory Acne Lesion Count

	Week 4				Week 8				Week 12
Dose	Absolute Change	p-value	Percent Change	p-value	Absolute Change	p-value	Percent Change	p-value	Absolute Change	p-value	Percent Change	p-value

7.5% OG (twice daily) n=101	-9.2	Not significant	-33.7	Not significant	-12.3	0.050	-45.6	0.046	-15.0	0.001	-55.6	<0.001

7.5% OG (once daily) n=110	-8.6	Not significant	-31.8	Not significant	-12.8	0.012	-47.5	0.014	-14.5	0.004	-53.3	0.004

4.0% OG (once daily) n=106	-8.7	Not significant	-32.7	Not significant	-12.3	0.040	-45.9	0.036	-14.6	0.003	-54.8	0.002

Vehicle (combined once/twice daily) n=102	-7.2		-26.7		-9.7		-36.1		-10.7		-40.0

Absolute and Percent Change in Non-Inflammatory Acne Lesion Count

	Week 4				Week 8				Week 12
Dose	Absolute Change	p-value	Percent Change	p-value	Absolute Change	p-value	Percent Change	p-value	Absolute Change	p-value	Percent Change	p-value

7.5% OG (twice daily) n=101	-8.6	Not significant	-22.7	Not significant	-12.5	0.035	-34.6	0.042	-17.5	<0.001	-47.8	<0.001

7.5% OG (once daily) n=110	-7.7	Not significant	-20.8	Not significant	-11.9	Not significant	-31.2	Not significant	-13.4	0.050	-36.6	0.152

4.0% OG (once daily) n=106	-8.3	Not significant	-23.3	Not significant	-13.3	0.012	-35.4	0.029	-15.3	0.004	-42.1	0.014

Vehicle (combined once/twice daily) n=102	-6.8		-16.5		-8.7		-24.4		-9.3		-28.7

IGA Response Rate (≥2-Point Improvement)

	Week 4		Week 8		Week 12
Dose	Percent	p-value	Percent	p-value	Percent	p-value

7.5% OG (twice daily) n=101	4.1	Not significant	16.8	0.002	25.9	0.004

7.5% OG (once daily) n=110	2.8	Not significant	9.6	Not significant	19.2	0.063

4.0% OG (once daily) n=106	3.2	Not significant	13.3	0.014	21.6	0.024

Vehicle (combined once/twice daily) n=102	2.3		3.5		9.8

Glycopyrronium Tosylate (formerly DRM04)

The tables below indicate the Axillary Sweating Daily Diary (ASDD) response rate (≥4-point improvement) and absolute change in sweat production at weeks 1, 2, 3 and 4 for patients who participated in Dermira’s glycopyrronium tosylate (“GT”) ATMOS-1 and ATMOS-2 Phase 3 clinical trials, which were designed to assess the safety and efficacy of GT relative to vehicle.

ASDD Response Rate (≥4-Point Improvement)

	(n=)		Week 1		Week 2		Week 3		Week 4
Dose	ATMOS-1	ATMOS-2	ATMOS-1	ATMOS-2	ATMOS-1	ATMOS-2	ATMOS-1	ATMOS-2	ATMOS-1		ATMOS-2

3.75 GT (once daily)	229	234	22.9%	29.0%	47.1%	53.8%	53.2%	61.0%	52.8%	p<0.001	66.1%	p<0.001

Vehicle (once daily)	115	119	5.3%	4.2%	19.9%	18.1%	26.1%	26.7%	28.3%		26.9%

Absolute Change in Sweat Production (mg/5 minutes)

	(n=)		Week 1		Week 2		Week 3		Week 4
Dose	ATMOS-1	ATMOS-2	ATMOS-1	ATMOS-2	ATMOS-1	ATMOS-2	ATMOS-1	ATMOS-2	ATMOS-1			ATMOS-2

3.75 GT (once daily)	229	234	-75.5	-108.0	-85.7	-111.4	-88.9	-110.3	-104.9		0.065	-110.3	<0.001

Vehicle (once daily)	115	119	-58.0	-56.8	-71.5	-86.0	-90.8	-85.6	-91.9			-92.2

3.75 GT (once daily)	220								-96.2	*	0.001

Vehicle (once daily)	110								-90.6	*

*	The average reduction in sweat production was 104.9 mg in patients treated with GT as compared to 91.9 mg in vehicle-treated patients based on the overall dataset from the intent-to-treat population (p=0.065). As outlined in the pre-specified statistical analysis plan submitted to the U.S. Food and Drug Administration, a sensitivity analysis was conducted that led to the exclusion of an analysis center with extreme outlier data for the gravimetric measurement of sweat. This analysis center consisted of 14 patients, of whom nine were treated with GT and five received vehicle only. Following the exclusion of this analysis center, patients treated with GT demonstrated an average reduction in sweat production of 96.2 mg as compared to 90.6 mg in patients who received the vehicle only (p=0.001).

Cimzia

The table below indicates the proportion of patients achieving an improvement of at least 90% in the clinical grading scale called the Psoriasis Area and Severity Index (PASI 90 response) in Dermira’s Cimzia CIMPASI-1 and CIMPASI-2 Phase 3 clinical trials, which were designed to demonstrate the superiority of treatment with Cimzia relative to placebo, and the change from baseline in the Dermatology Life Quality Index (“DLQI”) for patients who participated in the trials, at week 16.

PASI 90 Response Rate and Change from Baseline in DLQI at Week 16

			PASI 90 Response Rate Percentage				Change from Baseline in DLQI
	CIMPASI-1	CIMPASI-2	CIMPASI-1		CIMPASI-2		CIMPASI-1			CIMPASI-2
Dose	(n=)		Percent	p-value	Percent	p-value	Baseline	(LSM Change ± SE)*	p-value	Baseline	(LSM Change ± SE)*	p-value

Cimzia 400 mg (once every two weeks)	88	87	43.6	<0.0001	55.4	<0.0001	13.1	-10.2	<0.0001	14.2	-10.0	<0.0001

Cimzia 200 mg (loading dose of 400 mg at weeks 0, 2 and 4 followed by 200 mg every two weeks for an additional 12 weeks)	95	91	35.8	<0.0001	52.6	<0.0001	13.3	-9.3	<0.0001	15.2	-10.4	<0.0001

Placebo (once every two weeks)	51	49	0.4		4.5		13.9	-3.3		12.9	-3.8

*	Least squares mean ± standard error.

Executive Compensation

The following table provides information regarding all plan and non-plan compensation awarded to, earned by or paid to Dermira’s principal executive officer, principal financial officer and the three other most highly compensated executive officers serving as such at December 31, 2016 (the “Named Executive Officers”) for all services rendered in all capacities during the year ended December 31, 2016:

Name and Principal Position	Salary	Equity Awards(1)	Non-Equity Incentive Plan Compensation(2)	Total
Thomas G. Wiggans Chief Executive Officer and Chairman of the Board of Directors	$500,000	$3,685,971	$312,500	$4,498,471

Andrew L. Guggenhime Chief Operating Officer and Chief Financial Officer	$367,430	$1,458,960	$183,715	$2,010,105

Eugene A. Bauer, M.D. Chief Medical Officer and Director	$360,750	$1,075,050	$157,828	$1,593,628

Luis Peña Chief Development Officer	$358,719	$1,389,905	$156,925	$1,905,549

Christopher Griffith Senior Vice President, Corporate Development and Strategy	$284,900	$441,416	$106,838	$833,154

(1)	The amounts reported in the “Equity Awards” column represent the grant date fair value of the stock options and restricted stock units granted to the Named Executive Officers during the year ended December 31, 2016 as computed in accordance with Accounting Standards Codification Topic 718. The assumptions used in calculating the grant date fair value of the equity awards reported in this column are set forth in Notes 2 and 12 to the audited consolidated financial statements included in Dermira’s annual report on Form 10-K for the year ended December 31, 2016. Note that the amounts reported in this column reflect the accounting cost for these equity awards, and do not correspond to the actual economic value that may be received by our Named Executive Officers therefrom.

(2)	The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent bonuses earned by the Named Executive Officers under Dermira’s incentive compensation guidelines recommended by Dermira’s compensation committee and approved by Dermira’s board of directors for the year ended December 31, 2016. Under the guidelines, Mr. Wiggans was entitled to a target bonus of up to 50% of his base salary, Mr. Guggenhime was entitled to a target bonus of up to 40% of his base salary, Dr. Bauer and Mr. Peña were entitled to a target bonus of up to 35% of their respective base salary and Mr. Griffith was entitled to a target bonus of up to 30% of his base salary. In February 2017, Dermira’s board of directors determined the actual amounts of the incentive bonuses for the year ended December 31, 2016 based on Dermira’s achievement of corporate objectives. Bonuses of approximately 125% of the target bonuses were paid to the Named Executive Officers based on Dermira’s achievement of corporate objectives.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Dermira Inc. Press Release dated February 28, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DERMIRA, INC.

Date: February 28, 2017	By:	/s/ Andrew L. Guggenhime
	Name:	Andrew L. Guggenhime
	Title:	Chief Operating Officer and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Dermira, Inc. Press Release dated February 28, 2017